John Hancock Investment Trust

John Hancock Seaport Long/Short Fund (the fund)

Supplement dated March 7, 2019 to the current summary prospectus, as may be supplemented (the summary prospectus)

Effective June 30, 2019 (the effective date), Nicholas C. Adams and Mark T. Lynch will no longer serve on the fund’s investment management team. Accordingly, as of the effective date, all references to Messrs. Adams and Lynch will be removed from the summary prospectus. Following the effective date, Steven C. Angeli, CFA, John F. Averill, CFA, Jennifer N. Berg, CFA, Robert L. Deresiewicz, Ann C. Gallo, Bruce L. Glazer, Andrew R. Heiskell, Jean M. Hynes, CFA, and Keith E. White will continue to serve as leaders of the fund’s investment management team and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the summary prospectus and retain it for future reference.